UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2017

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 ☐   Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 13, 2017, AMC Entertainment Holdings, Inc. (the “Company”) entered into that certain Fourth Amendment to Credit Agreement (the “Fourth Amendment”) amending that certain Credit Agreement dated as of April 30, 2013 (as amended by that certain First Amendment to Credit Agreement, dated as of  December 11, 2015, that certain Second Amendment to Credit Agreement, dated as of November 8, 2016, and that certain Third Amendment to Credit Agreement, dated as of May 9, 2017, and the Fourth Amendment, the “Credit Agreement”), by and among the Company, the other loan parties thereto, each lender party thereto and Citicorp North America, Inc., as administrative agent.

The Fourth Amendment increased the revolving loan commitment under the Credit Agreement from $150.0 million to $225.0 million.

The foregoing description of the Fourth Amendment and the Credit Agreement is not intended to be complete and is qualified in its entirety by reference to the Fourth Amendment, a copy of which is attached hereto as Exhibit 4.1, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01Financial Statements and Exhibits

(d) Exhibits

The Company is filing the following exhibits:

Exhibit No.Description

4.1Fourth Amendment to Credit Agreement, dated as of June 13, 2017, by and among AMC Entertainment Holdings, Inc., as borrower, the other loan parties party thereto, the lenders party thereto and Citicorp North America, Inc., as administrative agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has du1y caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: June 13, 2017	By:	/s/ Craig R. Ramsey
Craig R. Ramsey
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.Description of Exhibits

4.1Fourth Amendment to Credit Agreement, dated as of June 13, 2017, by and among AMC Entertainment Holdings, Inc., as borrower, the other loan parties party thereto, the lenders party thereto and Citicorp North America, Inc., as administrative agent